UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Phantom Entertainment, Inc.
NOTICE OF SPECIAL MEETING

and

PROXY STATEMENT

2007

PHANTOM ENTERTAINMENT, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held *, 2007

TO THE STOCKHOLDERS OF PHANTOM ENTERTAINMENT, INC.:

You are cordially invited to the 2007 Special Meeting of Stockholders of Phantom Entertainment, Inc., a Delaware corporation (the "Company" or “Phantom”) which will be held on *, 2007 at * , local time, at *, for the following purposes:

1.
To amend our Certificate of Incorporation to increase the number of our authorized shares of common stock, par value $.0001 per share (the "Common Stock"), from 2,400,000,000 shares to 5,000,000,000 shares (the text of the Articles of Amendment Phantom Entertainment, Inc., are attached hereto as Exhibit 1) (Proposal 1); and

2.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Proxy Statement and Proxy enclosed with this notice on or about *, 2007, to all stockholders entitled to vote at the Special Meeting. If you were a stockholder of record of our common stock on August 8, 2007, the record date for the Special Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Special Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Greg Koler Greg Koler Chief Executive Officer, Interim Chief Financial Officer and a Director

Port Chester, New York
August *, 2007

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

PHANTOM ENTERTAINMENT, INC.
222 Grace Church St., Suite 302
Port Chester, NY 10573
(866) 452-9883
PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
Thursday, March 15, 2007

INTRODUCTION

This Proxy Statement is furnished to the stockholders by the Board of Directors of Phantom Entertainment, Inc., a Delaware corporation, for solicitation of proxies for use at the 2007 Special Meeting of Stockholders to be held at on *, 2007 at * , local time, at *, and at any and all adjournments of the meeting.

The purpose of the Special Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Special Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Chief Executive Officer a written notice of revocation prior to the Special Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Special Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the name change and "FOR" each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about *, 2007.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only stockholders of record at the close of business on the record date of August 8, 2007 are entitled to notice of and to vote at the Special Meeting. At that date there were * outstanding shares of our common stock, par value $.0001 per share, and no outstanding shares of our preferred stock, par value $.001 per share, our only outstanding voting securities. At the Special Meeting, each share of common stock will be entitled to one vote.

The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Special Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

QUESTIONS AND ANSWERS ABOUT
ABOUT THE MEETING AND VOTING

1 .	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Greg Koler, our Chief Executive Officer and Interim Chief Financial Officer and a member of our board of directors, has been designated as proxy for the 2007 Special Meeting of Stockholders.

2 .	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2007 Special Meeting of Stockholders is August 8, 2007. The record date is established by our Board of Directors as required by Delaware law and our By-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3 .	WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 12 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4 .	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK OR SERIES A STOCK?

(a)	In Writing:

All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)	In Person:

All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5 .	HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to our Chief Executive Officer;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6 .	ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We will hold the votes of each stockholder in confidence from directors, officers and employees except:

(a)	as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

(b)	in case of a contested proxy solicitation;

(c)	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

(d)	to allow the independent inspectors of election to certify the results of the vote.

7 .	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK FROM 2,400,000,000 SHARES TO 5,000,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

When voting on the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.0001 per share, of the Company from 2,400,000,000 shares to 5,000,000,000 shares, stockholders may:

(a)	vote in favor of the amendment;

(b)	vote against the amendment; or

(c)	abstain from voting on the amendment.

The amendment will be approved if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" the amendment.

8.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.0001 per share, of the Company from 12,400,000,000 shares to 5,000,000,000 shares.

9.	WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on August 8, 2007. Each share of our common stock is entitled to one vote. As of July 23, 2007, we had 2,364,393,905 shares of common stock outstanding.

10.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, or you can reach Corporate Stock Transfer at (303) 282-4800.

11.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

12.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

13.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of August 8, 2007 must be present at the meeting. On this date, a total of * shares of our common stock were outstanding and entitled to vote. Shares representing a majority, or * votes, must be present. This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(g)	Is present and votes in person at the meeting, or

(h)	Has properly submitted a proxy card.

14.	WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

15.	AVAILABILITY OF DISSENTER’S RIGHT OF APPRAISAL?

No action will be taken in connection with the proposals described in this Proxy Statement for which Delaware law, our Certificate of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the shares of our common stock beneficially owned as of July 23, 2007 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each named executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person shown is c/o Phantom Entertainment, Inc., 222 Grace Church St., Suite 302, Port Chester, NY 10573.

Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class (1)
Greg Koler	104,000,000	4.40%
Richard Angelotti	43,291,182	1.83%
Linley Management S.A.	333,333,333 (2)	14.10%
Golden Gate Investors, Inc.	236,202,951 (3)	9.99%
All Officers and Directors as a group (2 persons)	147,291,182	6.23%

*Less than one percent.

(1) Based on 2,364,393,905* shares of common stock issued and outstanding as of July 23, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Includes shares issued to Linley Management S.A. as collateral pursuant to the loan agreement dated July 2, 2007 (the “Agreement”) entered into by and between the Company and Linley Management S.A. (“Linley”) providing for a line of credit to the Company of up to $1,300,000 which is secured by an aggregate of 2,166,666,666 shares of the Company’s common stock. In accordance with rule 13d-3 under the Securities Exchange Act of 1934, Jacques Mathieu may be deemed a control person of the shares owned by Linley Management S.A.

(3) Includes shares underlying debentures and common stock purchase warrants. In accordance with rule 13d-3 under the Securities Exchange Act of 1934, Norman Lizt may be deemed a control person of the shares owned by Golden Gate.

*The 2,364,393,905 outstanding shares of our common stock include 333,333,333 shares of our common stock that will receive a proxy statement and proxy card to vote although all of the 333,333,333 shares of our common stock that were issued as collateral as required by the Agreement and are not deemed outstanding for financial accounting purposes.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

The following table sets forth the names and ages of our executive officers during fiscal ended December 31, 2006.

Name	Age	Position
Greg Koler	51	Chief Executive Officer, Interim Chief Financial Officer and Director
Richard Angelotti	62	Director
(1)

(1) Mr. Timothy M. Roberts resigned as our Chairman and member of our board of directors on July 5, 2007.

The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors and executive officers are as follows:

Greg Koler, Chief Executive Officer and Interim Chief Financial Officer; Director.

GREG KOLER was, from January 2000 to December 2003, general manager at Infomedia S.A., Luxembourg, a European subsidiary of Gemstar TV Guide International, Inc., where he was responsible for five sales business units in Europe of the US parent company. Prior to that, from April 1997 until he joined Infomedia, Mr. Koler served as strategic sales director for TDK Recording Media Europe, a global publisher of entertainment software for consoles and PCs. Prior to joining Infinium in June 2004, and since December 2003, Mr. Koler served as a consultant to a number of companies including Softbank Broadband, FTC Communication Technologies and Vox Mobile Communications.

Richard Angelotti, Director.

RICHARD ANGELOTTI was a director of our predecessor, Infinium Labs Operating Corporation, since its formation and has been a member of our board of directors since the merger. Mr. Angelotti has been the CEO of Angelotti & Rosenberg Financial Group from March 2004 through the present. Mr. Angelotti served as the Principal of Global Financial Asset Management from August 2003 through February 2004 and was a Senior Vice President of Morgan Keegan from February 1999 through August 2003. He has over 12 years of experience as a financial advisor, and has held executive positions for major investment firms such as Northern Trust Bank of Sarasota, Bank of Boston in Florida, UBS Paine Webber, and Morgan Keegan. Mr. Angelotti holds Series 6, 7, 63, 65 Insurance and Annuity licenses.

Key Employees

TERRANCE TAYLOR From November 2003, to June 2004, Mr. Taylor served as the Controller and Acting Chief Financial Officer of Phantom Entertainment, Inc., and as Controller of its predecessor, Infinium Labs Operating Corporation. From June 1999 to November 2003, Mr. Taylor served as controller at Wireless One Network, a cellular telephone operator in southwest Florida that was acquired by AT&T. From April 1998 to May 1999, Mr. Taylor served as Chief Financial Officer of Abaris Care, Inc., which operated 18 assisted living communities.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

The Board and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board performs annual self-evaluations. We have adopted a comprehensive Code of Business Conduct and Ethics for all directors, officers and employees.

During 2006, the Board of Directors met seven times. To the extent that a nominee was a member of the Board of Directors in 2006, each nominee for director attended 100% of the Board of Directors meetings. While we do not have a formal policy requiring members of the Board to attend the Special Meeting of Stockholders, we strongly encourage all directors to attend.

Committees of the Board

To date, we do not have any committees within our board of directors. To date, none of our Directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-B. The Company lacks the financial resources to form audit and nominating committees. Notwithstanding, the Company is seeking to add new outside directors including a financial expert, as defined by Item 401(e) of Regulation S-B.

Director Compensation

Directors may receive, on an annual basis, common stock as awarded by our Board of Directors in consultation with the compensation committee.

Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated herein, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors.

Other than the management agreements and the advisory agreements discussed herein, we presently have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors.

EXECUTIVE COMPENSATION AND RELATED MATTERS

The following table sets forth the cash compensation (including cash bonuses) paid or accrued and equity awards granted by us for the fiscal year ended December 31, 2006 to:

(a)	our Company's chief executive officer (the "CEO");

(b)
each of our Company's four most highly compensated executive officers who were serving as executive officers at the end of the two most recently completed fiscal year and whose total salary and bonus exceeds $100,000 per year; and

(c)
any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the most recently completed fiscal year.

(all such persons are referred to as the "Named Executive Officers") are set out in the summary compensation table below.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy M. Roberts Chairman, Chief Executive Officer and Director (1)	2006	$327,000	Nil	Nil	Nil	Nil	Nil	Nil	$327,000

Greg Koler Chief Executive Officer and Interim Chief Financial Officer(3)	2006	$250,000 (2)	Nil	$45,716	Nil	Nil	Nil	Nil	$295,716

1	Resigned as our Chief Executive Officer on August 15, 2005 and resigned as our Chairman and member of our board of directors on July 5th 2007 .
2	Includes 30,000,000 shares of S-8 stock issued in lieu of cash compensation. $146,200 of this amount was then payable but deferred.
3	Appointed as an officer and director of our company on November 18, 2005.

Outstanding Equity Awards at Fiscal Year-End Table.

The following table sets forth information with respect to grants of options to purchase our common stock to the named executive officers during the fiscal year ended December 31, 2006.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

DIRECTOR COMPENSATION

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year end December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Richard Angelotti	$40,000 (1)	Nil	Nil	Nil	Nil	Nil	$40,000

1	The entire $40,000 is currently payable but has been deferred.

Employment Agreements

Timothy M. Roberts

As disclosed in our Current Report on Form 8-K which was filed on July 9, 2007, on July 5, 2007, Timothy M. Roberts resigned as our Chairman of the Board of Directors, and on July 6, 2007, we accepted Mr. Roberts’ resignation. Mr. Roberts resigned to pursue other opportunities.

Greg Koler

On January 11, 2006, we entered into an Employment Agreement with Greg Koler, our Chief Executive Officer and Interim Chief Financial Officer. Pursuant to the Employment Agreement, we will employ Mr. Koler commencing January 11, 2006 and his employment will be at-will. Mr. Koler will be paid an annual base salary of $250,000 (the “Base Salary”). In addition, on a quarterly basis, Mr. Koler will be eligible to earn a bonus of up to 35% of Base Salary based on meeting performance objectives and bonus criteria. In addition, Mr. Koler shall be entitled to receive the pro-rata amount of Base Salary due from November 18, 2005 through the January 10, 2006, as compensation for Mr. Koler’s role as our Interim Chief Executive Officer and Interim Chief Financial Officer beginning on November 18, 2005.

Mr. Koler will be granted an aggregate of 5,000,000 restricted shares of our common stock, in accordance with the following vesting schedule: (i) 1,000,000 shares will be fully vested upon execution of the Employment Agreement, and the Stock Vesting Agreement dated as of January 11, 2006; and (ii) the remaining 4,000,000 shares of common stock shall vest quarterly over two years, 1/8 per quarter, to the extent Mr. Koler is employed with us at the pertinent vesting date and that our shareholders have authorized additional common stock. As of February 7, 2006, no shares under this agreement have been issued.

In addition, on January 11, 2006 we entered into a Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement with Mr. Koler. The non-competition and non-solicitation provisions shall remain in effect for two years following termination while the balance of this agreement survives any termination, subject to standard exceptions.

Equity Compensation Plan Information

The following table set forth the information as of December 31, 2006 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)

Equity Compensation plans approved by stockholders	0	N/a	0
Equity Compensation plans not approved by stockholders	392,000,000	N/a	392,000,000
Total	392,000,000	N/a	392,000,000

Our 2006 and 2005 Stock Compensation Plans

The purpose of each of our 2006 Stock Compensation Plans-A through -C and 2005 Stock Compensation Plans-A through -D is to help us retain executive and non-executive employees, consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company's obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our common stock. The Board of Directors will select who will receive awards and the amount and nature of such awards.

Over the last two years, we have been able to hire executive and non-executive employees and engage consultants, professionals, and service providers by compensating them through the issuance of shares of our common stock. This afforded us the ability to utilize our cash, at a time when we were seeking out financing and working with our creditors with respect to restructuring outstanding obligations We believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the payment of our shares of common stock.

Awards authorized under the each of our 2006 Stock Compensation Plans-A through -C and 2005 Stock Compensation Plans-A through -D consist of shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

Each of the 2006 Stock Compensation Plans-A through -C and 2005 Stock Compensation Plans-A through -D is administered by the Board of Directors. Subject to the express terms and conditions of the 2006 Stock Compensation Plans and 2005 Stock Compensation Plans, the Board of Directors has full power to make Awards, to construe or interpret the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

The only class of stock subject to an Award is common stock. We have an aggregate of 260,000,000 shares of common stock reserved for issuance under the 2006 Stock Compensation Plans of which an aggregate of 260,000,000 are issued an outstanding. We have an aggregate of 132,000,000 shares of common stock reserved for issuance under the 2005 Stock Compensation Plans of which an aggregate of 132,000,000 are issued an outstanding.

In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans and the number and/or the purchase price of shares subject to outstanding Awards under the 2005 Stock Compensation Plans may be adjusted at the sole discretion of the Board of Directors to the extent that the Board of Directors determines to be appropriate, provided, however, that the number of shares subject to any Awards will always be a whole number.

The 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans will expire ten years after their approval by the Board, but the Board of Directors may terminate the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2005 Stock Compensation Plans.

Grant. The Board of Directors may, at its discretion, award shares of common stock to a recipient (the "Stock Awards"). The Stock Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

If the recipient of an Award ceases to be a consultant, professional or service provider for any reason, then the Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Board of Directors when it, in its discretion, determines that such waiver is in our best interests.

In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans with respect to any Awards.

Restrictions on Transferability. These Shares of stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Board of Directors, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in the 2006 Stock Compensation Plans and the 2005 Stock Compensation Plans as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth below, during the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which we were or are to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest.

On January 5, 2004, our wholly owned subsidiary merged with and into Infinium Labs Operating Corporation, with Infinium Labs Operating Corporation surviving as our wholly-owned subsidiary. In connection with such merger, Timothy M. Roberts, our former Chief Executive Officer and one of our directors, received 36,199,220 shares of our common stock as merger consideration based on the shares he owned in Infinium Labs Operating Corporation immediately prior to the merger. Also in connection with the merger, Mr. Roberts' mother, sister and brother received, respectively, 3,141,660, 31,400 and 31,400 shares of our common stock as merger consideration.

On June 21, 2004, we compensated Timothy M. Roberts, our former Chief Executive Officer $50,000 as consideration for his personal guaranty at that time of a commercial promissory note payable secured by a real estate mortgage encumbering the his residence. The note is for $1,500,000 with interest calculated at fifteen percent (15%) per annum up to the maximum amount allowed by law in the event of default. The note also permits a late charge in the amount of five percent (5%).

On July 28, 2004, we issued Richard Angelotti, a director, 800,000 shares of common stock as consideration for his personal guaranty of a promissory note payable secured by a real estate mortgage encumbering the director's residence. The note, effective on July 28, 2004 and expiring on July 27, 2005, was payable to Stephen A. Witzer, Trustee U/A dated February 7, 1985. The principal is for $500,000 with interest calculated at fifteen percent (15%) per annum, plus a five percent (5%) penalty, if applicable, for any late payment. In the event of an uncured default, the interest increases to eighteen percent (18%) per annum. On December 9, 2005, this promissory note was assigned by Witzer to Richard Angelotti. The terms of the promissory note were subsequently amended to provide that as of November 1, 2005, principal and accrued interest totaled $560,437. With respect to the revised principal, commencing November 2, 2005, simple interest at a rate of fifteen percent (15%) per annum will accrue on a monthly basis until December 31, 2006 (maturity date), at which time the entire remaining principal and all accrued and unpaid interest are due in full.

On November 2, 2004, we issued 200,000 shares of common stock with a fair value of $43,735 ($0.2187 per share) in lieu of cash compensation to Kevin Bachus as our President and Chief Operating Officer.

On November 2, 2004, we issued 300,000 shares of common stock with a fair value of $65,603 ($0.2187 per share) in lieu of cash compensation to Timothy Roberts, as CEO (Mr. Roberts was also the CFO and Chairman).

On December 8, 2004, we issued 300,000 shares of common stock with a fair value of $65,603 ($0. 2187 per share) in lieu of cash compensation to Kevin Bachus as our President and Chief Operating Officer.

On December 8, 2004, we issued 200,000 shares of common stock with a fair value of $43,735 ($0. 2187 per share) in lieu of cash compensation to Timothy Roberts, as CEO (Mr. Roberts was also the CFO and Chairman).

On December 8, 2004, we issued 100,000 shares of common stock with a fair market value of $21,866 ($0. 2187 per share) in lieu of cash compensation to Richard Angelotti, Director.

On January 27, 2005, we borrowed $300,000 from Timothy Roberts, our former CEO and the Chairman and a Director of our company, under a 15% promissory note, which was payable no later than April 27, 2005. The note was subsequently transferred by Mr. Roberts to parties unaffiliated with us. On or about May 10 through 12, 2005, this note was assigned by Mr. Roberts to the following individuals with corresponding amounts: (1) Gerard Dariano, $100,000; (2) Fred Niedrich, $50,000; (3) Gary Fears, $50,000; and (4) John Landino, $100,000.On June 13, 2005, the full principal and interest was settled at $0.10 per share in consideration for our issuance of 3,187,206 shares of common stock to the holders, valued at $318,721. The Company recognized a loss on the conversion of $95,616.

On March 11, 2005, we issued 800,000 shares of common stock with a fair value of $272,000 ($.34 per share) in lieu of cash compensation to Richard Angelotti, Director.

On May 10, 2005, we issued 250,000 shares of common stock with a fair value of $37,500 ($0.15 per share) in lieu of cash compensation to Kevin Bachus as our President and Chief Operating Officer.

On June 3, 2005, we issued 250,000 shares of common stock with a fair value of $25,000 ($0.10 per share) in lieu of cash compensation to Kevin Bachus as our President and Chief Operating Officer.

On June 13, 2005, we issued 1,700,000 shares of common stock with a fair value of $221,000 ($0.13 per share) to Timothy Roberts. These shares were an indemnification to Mr. Roberts as the guarantor on a $400,000, 6% promissory note between the Company and Nite Capital. The note was collateralized with Mr. Roberts’ personal holdings of Company stock.

On June 22, 2005, we issued 500,000 shares of common stock with a fair value of $50,000 ($0.10 per share) in lieu of cash compensation to Timothy Roberts, as our CEO (Mr. Roberts was also the CFO and Chairman).

On August 11, 2005, we issued 882,398 shares of common stock with a fair value of $61,768 ($0.07 per share) in lieu of cash compensation to Timothy Roberts, as our CEO (Mr. Roberts was also the CFO and Chairman).

On August 11, 2005, we issued 712,960 shares of common stock with a fair value of $49,907 ($0.07 per share) in lieu of cash compensation to Kevin Bachus as our President and Chief Operating Officer. Mr. Bachus became CEO, CFO and a Director on August 15, 2005.

On August 11, 2005, we issued 296,297 shares of common stock with a fair value of $20,741 ($0.07 per share) to Richard Angelotti, Director.

On August 18, 2005, we issued 5,000,000 shares of common stock to Richard Angelotti, with a fair value of $350,000 ($0.07 per share).

On August 18, 2005, we issued 10,000,000 shares of common stock to Timothy M. Roberts, our former Chief Executive Officer, with a fair value of $700,000 ($0.07 per share).

On December 9, 2005, this the July 28, 2004 promissory note for $500,000 was assigned by Mr. Witzer to a Dick Angelotti, a Director.  The terms of the promissory note were subsequently amended to provide that as of November 1, 2005, principal and accrued interest totaled $560,437.43.  With respect to the revised principal, commencing November 2, 2005, simple interest at a rate of fifteen percent (15%) per annum will accrue on a monthly basis until December 31, 2006 (maturity date), at which time the entire remaining principal and all accrued and unpaid interest are due in full.

On January 1, 2006, the Company converted $91,775 owed under employee expense reimbursements into a promissory note to Timothy Roberts, a former employee, and the current Chairman and a Director. The note is unsecured and bears an 8% rate of interest. At March 31, 2006, the outstanding balance on the note was $93,585.

On January 11, 2006, Greg Koler, our Chief Executive Officer, was granted 1,000,000 shares of common stock under the terms of his employment agreement. As of June 30, 2006, such shares have not been issued.

On February 14, 2006, the company issued Greg Koler, our Chief Executive Officer, 1,021,239 of common stock with a fair market value of $18,382 ($.018 per share) for services performed by Mr. Koler, prior to November 18, 2005, in his capacity as an independent contractor prior to becoming the CEO.

On July 26, 2006, the Company issued 20,000,000 shares of common stock with a fair value of $325,814.02 ($.01629 per share) to Timothy Roberts, Chairman, for consulting services rendered in 2006 and to be rendered for the balance of 2006.

On August 4, 2006, the Company issued 41,659,182 shares of common stock with a fair value of $624,887.73 ($.015 per share) to convert a promissory note held by Richard Angelotti, a Director, and accrued interest. No gain or loss was recognized on the conversion.

On November 9, 2006, we issued 20,000,000 shares of common stock with a fair value of $66,000 ($0.0033 per share) in lieu of cash compensation to Greg Koler, our Chief Executive Officer.

On November 17, 2006, we issued 9,000,000 shares of common stock with a fair value of $34,200 ($0.0038 per share) in lieu of cash compensation to Greg Koler, our Chief Executive Officer.

On November 21, 2006, we issued 1,000,000 shares of common stock with a fair value of $3,600 ($0.0036 per share) in lieu of cash compensation to Greg Koler, our Chief Executive Officer.

On June 12, 2007, the Company issued 75,000,000 shares of common stock with a fair value of $67,500 ($0.0009 per share) in lieu of cash compensation to Greg Koler, our Chief Executive Officer.

On June 12, 2007, the Company issued 35,000,000 shares of common stock with a fair value of $31,500 ($0.0009 per share)  for consulting services rendered to Timothy Roberts, former Chairman.

On June 12, 2007, the Company issued 15,000,000 shares of common stock with a fair value of $13,500 ($0.0009 per share)  for consulting services rendered to Richard Angelotti, a Director.

Transactions With Promoter

Immediately prior to the merger described above, Peter Goldstein surrendered to us 10,000,000 shares of our common stock in exchange for all of the issued and outstanding of our wholly-owned subsidiary Global Business Resources, Inc., a Florida corporation. The operations of such subsidiary were not material to us and were not desired to be retained following the merger.

Review, Approval or Ratification of Transactions with Related Persons

We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. Our policy requires that all related parties recuse themselves from negotiating and voting on behalf of our company in connection with related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on the review of copies of such reports furnished to us, we believe that during the fiscal year ended December 31, 2006, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except: (1) Mr. Koler filed one Form 3 and four Form 4s late; (2) Mr. Angelotti filed two Form 4s late; and (3) Mr. Roberts filed seven Form 4s late.

LEGAL PROCEEDINGS

 Beshara v. Infinium Labs Corporation, No. 2005 CA 005103 NC. In May 2005, Beshara sued us in the Circuit Court for Sarasota County, Florida, alleging default of a promissory note and seeking damages of approximately $1,400,000.00. On October 25, 2005, we settled accrued interest through October 31, 2005, together with reasonable attorneys’ fees, in the amount of $384,192 through issuance of 7,114,667 shares of our stock. On March 17, 2006, we entered into a conversion agreement with Beshara in order to reduce a portion of the outstanding principal and interest with 40,000,000 shares of common stock (as of May 22, 2006). In September 2006, the parties amended the promissory note to add for conversion of debt into equity. As of September 30, 2006, the remaining principal on the debt is approximately $986,449. So long as Beshara continues to convert debt into equity the foregoing action shall be abated.

Black Rocket Euro RSCG, LLC v. Phantom Entertainment, Inc., No. 2005 CA 5008 NC. In May 2005, Black Rocket sued us in the Circuit Court for Sarasota County, Florida, alleging breach of contract and seeking damages in the amount of $95,272.00. Due to an administrative error, our attorney neglected to file a notice of appearance and on January 25, 2006, Black Rocket obtained a default judgment in the amount of $104,629. We have recorded $104,629 as well as $4,977 in accrued interest, as of September 30, 2006, in accounts payable.

CDW Corporation v. Infinium Labs Corporation, No. 05-M1-131484. In May 2005, CDW sued us in the Circuit Court of Cook County, Illinois, alleging that the Company placed orders for goods, failed to pay for such orders and thus breached the contract and seeking damages in the amount of $26,958. Due to financial constraints, we may not be able to replace local counsel. On February 7, 2006, the court entered judgment for $26,958 and we have recorded $27,932, including interest through September 30, 2006, in accounts payable.

GMR Marketing, LLC, v. Phantom Entertainment, Inc., No. 20050CA-10535NC. In January 2006, GMR sued us in the District Court of Florida, Sarasota County, alleging that it rendered advertising services and that the Company failed to pay for such services thereby breaching the contract. GMR sought damages in the amount of $107,544. Due to an error with our Florida counsel an answer to the complaint was not filed and on February 1, 2005 GMR received a default judgment in the amount of $107,883. Through September 30, 2006, the Company has recorded a total of $114,284, including interest, in accounts payable. On October 25, 2006, the parties entered into a settlement agreement whereby the Company agreed to pay GMR $71,000 no later than December 20, 2006 in exchange for a full release of all previous claims.

Longview Special Finance, Inc. v. Phantom Entertainment, Inc., No. 06 CV 1772. In March 2006, Longview sued us in United States District in the Southern District of New York alleging breach of contract and requesting, in part, issuance of all remaining shares requested in prior conversion notices. The March complaint contained various errors. The parties entered into a negotiated settlement related to a portion of Longview’s claims on April 7, 2006. Under the terms of the agreement, the Company converted a portion of Longview’s requested conversion request and Longview agreed to dismiss the aforementioned matter in May 2006 and standstill on any further request for conversion or bring any additional claim on with respect to the Company’s failure to reserve adequate shares for Longview or deliver shares under a conversion. Although the Company has materially performed, Longview has not dismissed the action. In November 2006, Plaintiff submitted an amended complaint with similar claims and requested a hearing, currently scheduled for late November, on its request for an injunction.  The Company intends to respond vigorously to these claims and file counterclaims as well. On March 30, 2007, the Company and the Holders completed the settlement of the Action and entered into a Settlement Agreement (the “Agreement”) dated as of March 22, 2007 with the Holders pursuant to which the Company agreed to issue 425,000,000 shares of free-trading common stock to the Holders in exchange for the Holders agreeing to enter into general releases and to petition the Court to dismiss the Action with prejudice. On March 30, 2007, the Court so ordered the adoption of the Agreement and general releases were executed and delivered by the parties. See Current Report on Form 8-K filed with the SEC on April 3, 2007.

 Merrill Lynch, Pierce, Fenner & Smith v. Phantom Entertainment, Inc., No. 06-2-05618-3 SEA. In February 2005, we entered into a Stipulation and Order for Entry of Judgment with Merrill Lynch pertaining to our default in rent of $127,312 due under our lease with Merrill Lynch (for our former corporate headquarters). The foregoing matter was adjudicated in the Superior Court for the State of Washington, in and for the County of King. In partial consideration of the entry of the judgment the lease, originally set to expire in August 2006, terminated on February 28, 2006 with no further monetary obligations. Subsequent to the entry of the order the parties entered into a settlement agreement that provided for a payment schedule of $5,000 per month with a final balloon payment due in July 2006. The Company intended on using proceeds from an SB-2 registration, but was unable to do so after the SB-2 was withdrawn on May 23, 2006. The Company was in default on the settlement agreement when it failed to make the balloon payment by July 31, 2006. In September 2006, Merrill Lynch assigned its rights to enforce the settlement agreement, and all other rights, to Fred Niedrich, a third party. On September 20, 2006, the parties entered into a new settlement agreement whereby the total debt due of $118,289 was settled for $100,000 pursuant to 3(a)(10) of the Securities Act of 1933.

Morley and Campbell v. Timothy Roberts and Phantom Entertainment, Inc., No. D-1-GN-06-000851. In April 2006, Morley and Campbell sued Timothy Roberts individually and the Company in the District Court, 200 Judicial District, Travis County, Texas for breach of contract in failing to perform the remainder of an Asset Purchase Agreement and Assignment of Rights between plaintiffs and Roberts. The total claim is for $30,000. Phantom is defending itself vigorously in this suit and has retained local counsel in order to do so. No contingency has been accrued as of September 30, 2006. As of the date of this Annual Report, the plaintiff has not pursued any further remedies, and the Company believes that the action has been dropped.

M. Tyler Boles v. Phantom Entertainment, Inc., No. V06-30. In January 2006, M. Tyler Boles sued us in the General District Court for Nelson County, Delaware, alleging a claim for money and seeking damages in the amount of $1,200. A judgment was entered in March 2006 for $1,254 and we have recorded $1,300, including interest through September 30, 2006, in accounts payable.

Oracle USA, Inc. v. Phantom Entertainment, Inc. , No. C05-5049. In December 2005, Oracle USA sued us in the United States District Court, Northern District of California, San Francisco Division, alleging that the Company placed orders for software, failed to pay for such orders and thus breached the contract and seeking damages in the amount of $198,818. In March 2006 judgment was entered against the Company in the aforementioned court for $199,068 and, as of September 30, 2006, this amount has been recorded in accounts payable.

Ronald Westman v. Phantom Entertainment, Inc. , No. 2006 CA 010711 NC. In November 2006, Ronald Westman filed an action in the Circuit Court for Sarasota County, Florida. The Company has not been served with the summons and complaint and, therefore, can not provide any further detail.

SBI USA, LLC v. Phantom Entertainment, Inc., No. 05CC10694. In November 2005, SBI USA, LLC, sued us in the Superior Court of California, Orange County, alleging breach of contract and seeking damages in the amount of $58,000. Judgment was entered against the Company in the aforementioned court in April 2006 for $55,000 and we have recorded $59,213, including interest through September 30, 2006, in accounts payable.

Walter Dorwin Teague Associates v. Phantom Entertainment, Inc., No. 05-9-35846-2. In December 2005, Teague Associates entered an arbitration award in the Superior Court for King County, Washington. The judgment is for $51,843 and we have recorded $55,734, including interest through September 30, 2006, in accounts payable. Teague & Associates was retained in 2004 to assist and support various industrial design requirements associated with hardware for the Phantom Game Service. The Company defaulted on its payment obligations and this resulted in the associated arbitration award.

In the Matter of Certain Fax Blasts, SF-2926. In approximately January 2005, we received subpoenas for documents from the Securities and Exchange Commission (“SEC”) in an investigation entitled In the Matter of Certain Fax Blasts. In compliance with other SEC issued subpoenas, several former employees, including our Chairman of the Board of Directors, have given testimony to the SEC’s staff while several current employees have participated in off-record interviews with the SEC staff.

Timothy M. Roberts, the Company's Chairman of the Board of Directors, received a “Wells Notice” from the SEC in 2005. The Wells Notice was received by Mr. Roberts in a personal capacity. This Wells Notice was issued in connection with the SEC’s investigation relating to “phony fax scams” in which several penny stocks, including ours, were promoted to potential investors and resulted in charges filed by the SEC against two stock promoters. Under the SEC's procedures, the Wells Notice indicates that the staff of the SEC intends to recommend that the SEC bring a civil enforcement action against Mr. Roberts alleging violations of federal securities laws. Recipients of Wells Notices have the opportunity to respond to the SEC staff before any formal recommendation is made.

In May 2006, Mr. Roberts, in his personal capacity, was served with a complaint from the SEC in the matter entitled Securities and Exchange Commission vs. Timothy M. Roberts in the US District Court for the Middle District of Florida, Orlando Division, pursuant to which the SEC alleges that Mr. Roberts made false statements with regard to the Company’s prospects while at the same time selling his shares of the Company’s common stock for personal gain through his alleged participation in a “phony fax scam”. The SEC seeks judgment against Mr. Roberts enjoining him from future violations of securities laws, requiring that he disgorge any gain or benefit he received from past violations, and imposing penalties for the violations. Further, the SEC seeks a judgment prohibiting Mr. Roberts from serving in the future as an officer or director of a public company and from participating in any offering of “penny stocks”. While the Board of Directors has currently agreed to indemnify Mr. Roberts’ legal expenses specifically related to this matter, no accrual has been made as of September 30, 2006. On May 9, 2007, the Board of Directors agreed to authorize and directed the Company to (i) fully indemnify Mr. Roberts against the nature of the action arising out of the SEC Complaint and (ii) enter into a settlement agreement whereby the total debt due of $2,062.50 was to be settled for the same amount pursuant to 3(a)(10) of the Securities Act of 1933. On the same date, the Company entered into the aforementioned settlement agreement.

John Fife v. Phantom Entertainment, Inc. , No. 2006 CA 012309 NC. In December 2006, John Fife filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the total debt due of $166,000.00 was settled for the same amount pursuant to 3(a)(10) of the Securities Act of 1933.

Phantom Investors LLC v. Phantom Entertainment, Inc. , No. 2005 CA 001211 NC. In February 2005, Phantom Investors LLC filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

Federal Insurance Company v. Phantom Entertainment, Inc. , No. 2006 CA 005201 NC. In June 2006, Federal Insurance Company filed an action in the Circuit Court for Sarasota County, Florida. The Company intends to vigorously defend itself in this action.

The Motley Fool Inc. v. Phantom Entertainment, Inc. , No. 2006 CA 002132 NC. In March 2006, The Motley Fool Inc., filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

Centerpointe Property LLC v. Phantom Entertainment, Inc., No. 2006 CA 001216 NC. In February 2006, Centerpointe Property LLC filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

Beshara Edward C v. Phantom Entertainment, Inc., No. 2006 CA 000206 NC. In January 2006, Edward Beshara filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

Beshara James v. Phantom Entertainment, Inc., No. 2005 CA 011388 NC. In November 2005, James Beshara filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

Beshara Edward C and Beshara Sharon M v. Phantom Entertainment, Inc., No. 2005 CA 010933 NC. In November 2005, Edward Beshara and Sharon Beshara filed an action in the Circuit Court for Sarasota County, Florida. Subsequently, the Board of Directors agreed to authorize and directed the Company to enter, and the Company entered, into a settlement agreement whereby the amount agreed to by the parties was settled pursuant to 3(a)(10) of the Securities Act of 1933.

GMR Marketing, LLC, v. Phantom Entertainment, Inc., No. 20050CA-010535 NC. In October 2005, GMR filed an action in the Circuit Court of Florida, Sarasota County.

Tops Staffing Services v. Phantom Entertainment, Inc., No. 2005 CC 5829 NC. In 2005, Tops Staffing Services filed an action in the Circuit Court for Sarasota County, Florida. On January 26, 2007, plaintiff obtained a Final Default Judgment against the Company.

John W. Anderson and Adam Goldblatt v. Phantom Entertainment, Inc. In 2007, John W. Anderson and Adam Goldblatt filed an action in the Superior Court for Seattle County, Washington. On January 30, 2007, plaintiff obtained a Default Judgment against the Company for unpaid compensation and related damages in the aggregate amount of 106,109.19.

From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We may become involved in material legal proceedings in the future.

PROPOSAL 1: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR
AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,400,000,000 to 5,000,000,000 shares. The Company currently has authorized Common Stock of 2,400,000,000 shares and approximately 2,364,393,905 shares of Common Stock issued and outstanding as of July 23, 2007. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as current and additional equity financings, and stock based acquisitions, as more fully set forth below.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of * shares of the Company's currently authorized 2,400,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

In addition, per the terms of the loan agreement dated July 2, 2007 (the “Agreement”) entered into by and between our company and Linley Management S.A. (“Linley”) providing for a line of credit (the “Loan”) in the total amount of approximately $1,300,000 (the “Funds”), we issued to Linley as collateral for the Funds (i) 333,333,333 shares of our Common Stock amounting to approximately $200,000, and (ii) we are required to issue an additional 1,833,333,333 shares of our Common Stock to Linley amounting to approximately $1,100,000 on or before August 31, 2007, as further collateral for the funds (collectively, the “Collateral”). The Loan matures on July 15, 2009 (the “Due Date”) and carries an annual interest rate of $10% payable in arrears on the Due Date. In the event we successfully repay the Loan to Linley, the Collateral will be returned to us and such issuance canceled on our books, with the amount of the shares constituting the Collateral returning to the pool of our authorized but unissued shares of Common Stock. Thus, in order to satisfy the terms of the Agreement and have the ability to issue the Collateral, we need to increase the number of shares of Common Stock that we are authorized to issue. Our Board of Directors has unanimously approved the terms of the Agreement and, subject to stockholder approval, unanimously approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,400,000,000 to 5,000,000,000 shares.

Furthermore, the proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Except as described above, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The Board of Directors Recommends a Vote "FOR" the Amendment to
the Certificate of Incorporation to increase our authorized shares of common stock.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

INCORPORATION BY REFERENCE

We are incorporating by reference our annual report on Form 10-KSB for the year ended December 31, 2006 and our Form 10-QSB for the quarter ended June 30, 2007. We are mailing this Proxy Statement to shareholders of record as of August 8, 2007. We will provide a copy of any of the documents set forth above at no charge upon request by writing to Chief Executive Officer, Phantom Entertainment, Inc., 222 Grace Church St., Suite 302, Port Chester, NY 10573.
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COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, or our other officers or directors. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Chief Executive Officer, Phantom Entertainment, Inc., 222 Grace Church St., Suite 302, Port Chester, NY 10573. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals that a stockholder desires to have included in our proxy materials for our 2007 Special Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Chief Executive Officer at our principal office no later than * , 2007 [120 days before first anniversary of the date of mailing of this proxy statement]. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before a special meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Chief Executive Officer not more than 180 days prior to the anniversary of the preceding year's special meeting. With respect to stockholder proposals, the stockholder's notice to our Chief Executive Officer must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to our Chief Executive Officer must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in our proxy materials for our 2007 Special Meeting of Stockholders and desires to have such proposal brought before the same special meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to Phantom Entertainment, Inc., 222 Grace Church St., Suite 302, Port Chester, NY 10573, Attn: Chief Executive Officer.

OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING

We know of no other matters to be presented at the Special Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

SOLICITATION OF PROXIES

The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Greg Koler Greg Koler Chief Executive Officer and Interim Chief Financial Officer and Director

Exhibit 1

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF

PHANTOM ENTERTAINMENT, INC.

The undersigned, being the Chief Executive Officer of PHANTOM ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

1.    The first and second sentences of the Certificate of Incorporation of the Corporation is hereby amended by replacing the first paragraph of Article Four in its entirety, with the following:

“FOURTH: The Corporation shall have the authority to issue 5,000,000,000 shares of common stock, par value $.0001 per share. In addition, the Corporation shall have the authority to issue 10,000,000 shares of preferred stock, par value, $.0001 per share which may be divided into series and with the preferences, limitations and relative rights determined by the Board of Directors.”

2.    The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Greg Koler, its Chief Executive Officer, this __th day of _______________________, 2007.

PHANTOM ENTERTAINMENT, INC. By: __________________________________ Greg Koler, Chief Executive Officer

SPECIAL MEETING OF STOCKHOLDERS OF

Phantom Entertainment, Inc.

*, 2007

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PHANTOM ENTERTAINMENT, INC.

The undersigned appoints Greg Koler, as proxy, with the power to appoint his or her substitute, and authorizes him to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Phantom Entertainment, Inc., held of record by the undersigned at the close of business on August 8, 2007, at the Special Meeting of Stockholders to be held on *, 2007 at * , local time, at *, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.	PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF THE COMPANY FROM 2,400,000,000 SHARES TO 5,000,000,000 SHARES.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting	FOR ☐	AGAINST ☐	ABSTAIN ☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature: ________________	Signature: ________________	Date: ___________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.